UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2004

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 22, 2004, Briggs & Stratton Corporation announced fiscal 2004 second quarter results as of December 28, 2003 in the press release furnished as Exhibit 99.1.

Exhibit No.	Description
99.1	Press Release dated January 22, 2004 announcing results for the second quarter of fiscal 2004.

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BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: January 22, 2004	By:	/s/ James E. Brenn

James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

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